UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                     (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1. REPORTS TO STOCKHOLDERS.

Annual Reports are included here.  Please note that the Crescent Mid Cap Macro Fund has not yet commenced operations and, therefore, does not have an annual report to include here.

Annual Report 2013
March 31, 2013

Crescent Large Cap Macro Fund

Institutional Class Shares
Advisor Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Crescent Large Cap Macro Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Crescent Large Cap Macro Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Crescent Large Cap Macro Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Crescent Large Cap Macro Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks:  investment advisor risk, investment strategy risk, growth securities risk, large-cap company risk, management style risk, market risk, new fund risk, risks related to investing in other investment companies, and sector risk.  More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about May 30, 2013.

For More Information on Your Crescent Large Cap Macro Fund:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 800-773-3863.

P.O. Box 3181
Greenwood, SC 29648
877-369-5390
www.thecrescentfunds.com

April 22, 2013

Dear Fellow Shareholders of the Crescent Large Cap Macro Fund:

Enclosed for your review is the Annual Report for the Crescent Large Cap Macro Fund (the “Fund”) for the fiscal year ending March 31, 2013.  Despite a very strong start to 2013, the past year has been a tumultuous one for the equity market which saw the two corrections of over 8% in the S&P 500 during calendar year 2012.  We believe these were driven by brief bouts of European contagion caused by fears of a Euro break-up combined with continued ineptness (perceived and actual) out of Washington related to the debt ceiling as well as the well documented “fiscal cliff” debate.  As we moved into 2013, policy fatigue set in and investors put Washington in the rear view mirror, Europe stabilized (despite Cyprus) and we were off to the races.  Since the end of the quarter, the tragic events in Boston are a reminder to investors that risks remain, even those you cannot anticipate; however, it is difficult to build a portfolio based on these types of exogenous shocks.  Rather, it speaks to the value of a well diversified portfolio across multiple sectors and industries.  The performance for the fiscal year ended March 31, 2013 is shown in the table below.  As a reminder, our goal with the Fund is to participate in the upside of the market while providing downside protection during periods of market volatility.  We attempt to do this by indentifying broad investment themes in the marketplace and allocating the portfolio among various economic sectors and industry groups that we believe will perform the best given prevailing macro-economic conditions both in the U.S. and globally, as well as our expectations as to future economic conditions.   We also tactically utilize cash to hedge downside risk during periods of market volatility.

            Average Annual Total Returns
Period Ended March 31, 2013	One Year	Since Inception1	Net Expense Ratio2	Gross Expense Ratio3
Crescent Large Cap Macro Fund – Institutional Class Shares	8.35%	17.42%	1.25%	3.39%
S&P 500 Index4	13.96%	24.55%
Russell 1000 Growth Index4	8.17%	20.49%

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 800-773-3863. Fee waivers and expense reimbursements have positively impacted Fund performance. The performance information presented is not inclusive of sales charges and if adjusted for sales charges, performance quoted would be reduced.

1The Fund’s Inception date is December 15, 2011.
2The net expense ratio reflects a contractual expense limitation that continues through January 1, 2014.   Thereafter, the expense limitation may be changed or terminated at any time.   Performance would have been lower without this expense limitation.
3Gross expense ratio is from the Fund’s prospectus dated July 30, 2012.

4You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

Quarterly Review and Outlook

“I, I, I have become comfortably numb…”  These words from Pink Floyd’s song of the same name seem to describe the market over the first weeks of 2013.  Despite little actually being accomplished in the last-minute deal out of Washington, the market rode a relief rally that started in earnest in the late trading hours of New Years Eve.  Sticking with the Pink Floyd theme, moving from Comfortably Numb to just Money – to quote “Money…it’s a gas…grab that cash with both hands and make a stash…” This is perhaps an apt description for investors in the first quarter – they were grabbing the money in stocks and couldn’t seem to get enough; ultimately pushing the S&P 500 and Dow Jones Industrials to new closing highs during the quarter.  In fact, except for a brief -2.8% pull back during 4 days in February, the S&P 500 was basically up from the opening bell on January 2, 2013.  If this seems like “déjà vu all over again”, you’re correct.  We have seen almost the exact same pattern for 2010, 2011, and 2012 only to slip rather hard during the summer months those years.  While we acknowledge the risk (and frankly the need) for a correction or at least a pause, we don’t believe it will be of the magnitude of years past.  Focusing on the first quarter ended March 31, 2013, the S&P 500 and Russell 1000 Growth indices ended up +10.6% and +9.5%, respectively, including dividends.

Sector performance was interesting given the market move, with a mix of traditionally defensive areas joining some cyclical sectors at the top. Healthcare led the way, up over +15%, followed by Consumer Staples, Utilities, Consumer Discretion and Financials, rising between +11% and +15%.  Industrials and Energy also fared well, all rising over +10% each.  Telecom, Materials and Tech rounded out the bottom, but were still positive for the quarter.  The grab for yield clearly played into the performance of some of the defensive areas.  Given their performance, it’s worth noting that valuations in these areas may be stretched.  It is also worth noting that Staples and Utilities were two of the worst performing sectors in 2012, but making up for lost time so far in 2013.

The key issues from last quarter are still in plain view today – that is Europe and its impact on the global economy (esp. Asia), the elections here in the U.S. (and abroad), and finally on corporate earnings.  To this point, the strong data in the U.S. has trumped these uncertainties and, to be sure, European financial markets have stabilized significantly.  However, earnings season is upon us and the outlooks provided in the coming weeks will likely dictate the market’s direction in the near term.

So with the high taken out on the S&P 500, where do we go from here?  We have the precedent of the prior three years, but also a year like 1995.  That year the S&P rose over 37% with little more than a 2% to 3% correction the entire year.  It was almost a perfect 45 degree angle.  However, earnings were growing at over 20% (vs. around 5% today) and interest rates fell 300 basis points (3.0%) that year.  I suspect we can compromise with something between the two extremes.  Still, if 1995 happens again, maybe we can continue the lyrics from the song we started out with – “a new car, caviar, four star daydream think I’ll buy me a football team…”

We appreciate your support of the Crescent Funds and I invite any current or prospective shareholders to call or email me directly to discuss the Crescent Large Cap Macro Fund and our investment approach.

Sincerely,

Walter B. Todd, III

Greenwood Capital Associates, LLC

Advisor to the Crescent Funds

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Crescent Large Cap Macro Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from December 15, 2011 (Date of Initial Public Investment) to March 31, 2013

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the S&P 500 Total Return Index and the Russell 1000 Growth Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
March 31, 2013	Year	Inception	Date	Ratio*
Institutional Class Shares	8.35%	17.42%	12/15/11	3.39%
Russell 1000 Growth Index	8.17%	20.49%	N/A	N/A
S&P 500 Total Return Index	13.96%	24.55%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated July 30, 2012.
Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain perfermance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Crescent Large Cap Macro Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from December 27, 2011 (Date of Initial Public Investment) to March 31, 2013

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment ($9,600 after maximum sales load of 4.00%) and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the S&P 500 Total Return Index and the Russell 1000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
March 31, 2013	Year	Inception	Date	Ratio*
Advisor Class Shares - No Sales Load	8.17%	17.60%	12/27/11	3.67%
Advisor Class Shares - 4.00% Maximum Sales Load	3.84%	13.85%	12/27/11	3.67%
Russell 1000 Growth Index	8.17%	17.70%	N/A	N/A
S&P 500 Total Return Index	13.96%	21.30%	N/A	N/A
* The gross expense ratio shown is from the Fund's prospectus dated July 30, 2012.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain perfermance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Crescent Large Cap Macro Fund

Schedule of Investments

As of March 31, 2013
		Shares	Value (Note 1)

COMMON STOCKS - 95.58%

Consumer Discretionary - 13.14%
	CBS Corp. Cl. B	7,400	$345,506
	Comcast Corp. Cl. A	2,200	92,356
	Ford Motor Co.	12,150	159,772
	Johnson Controls, Inc.	2,425	85,045
*	Liberty Global, Inc. Cl. A	2,985	219,039
	Lowe's Cos, Inc.	6,055	229,605
	News Corp. Cl. A	7,915	241,487
	NIKE, Inc. Cl. B	1,475	87,040
	The Home Depot, Inc.	2,800	195,384
	The Walt Disney Co.	6,325	359,260
μ	Toyota Motor Corp.	1,570	161,145
			2,175,639
Consumer Staples - 9.13%
	Mondelez International, Inc. Cl. A	11,850	362,788
μ	Nestle SA	4,600	333,362
	PepsiCo, Inc.	4,400	348,084
	The Coca-Cola Co.	7,500	303,300
	Unilever NV	3,980	163,180
			1,510,714
Energy - 8.57%
*	Cameron International Corp.	1,775	115,730
	Chevron Corp.	1,400	166,348
*	Continental Resources, Inc.	880	76,498
	Exxon Mobil Corp.	3,555	320,341
	Kinder Morgan, Inc.	2,000	77,360
	Noble Energy, Inc.	2,250	260,235
	Schlumberger Ltd.	4,295	321,653
	Valero Energy Corp.	1,765	80,290
			1,418,455
Financials - 11.31%
	American Express Co.	2,775	187,201
	American Tower Corp. REIT	2,150	165,378
	Bank of America Corp.	18,005	219,301
	BlackRock, Inc.	1,100	282,568
	JPMorgan Chase & Co.	3,875	183,908
	State Street Corp.	2,630	155,407
	The PNC Financial Services Group, Inc.	2,600	172,900
	Wells Fargo & Co.	9,100	336,609
	Weyerhaeuser Co. REIT	5,400	169,452
			1,872,724

			(Continued)

Crescent Large Cap Macro Fund

Schedule of Investments

As of March 31, 2013
		Shares	Value (Note 1)

COMMON STOCKS - (continued)

Health Care - 13.08%
*	Amgen, Inc.	1,870	$191,694
*	Biogen Idec, Inc.	445	85,715
*	Celgene Corp.	1,390	161,115
	Eli Lilly & Co.	3,175	180,308
*	Gilead Sciences, Inc.	7,300	357,262
	Johnson & Johnson	6,350	517,715
	Merck & Co., Inc.	3,700	163,540
	Pfizer, Inc.	11,300	326,118
	Stryker Corp.	2,800	182,672
			2,166,139
Industrials - 12.34%
	Deere & Co.	3,400	292,332
	Emerson Electric Co.	5,800	324,046
	General Electric Co.	17,850	412,692
	Honeywell International, Inc.	4,800	361,680
	Pentair Ltd.	2,260	119,215
	Union Pacific Corp.	2,445	348,192
	United Parcel Service, Inc. Cl. B	2,150	184,685
			2,042,842
Information Technology - 22.80%
	Accenture PLC Cl. A	2,600	197,522
	Apple, Inc.	1,380	610,871
	Automatic Data Processing, Inc.	2,440	158,673
	Broadcom Corp. Cl. A	4,610	159,870
*	eBay, Inc.	8,515	461,684
*	EMC Corp.	6,170	147,402
*	Facebook, Inc. Cl. A	5,640	144,271
*	Google, Inc. Cl. A	400	317,675
	International Business Machines Corp.	2,200	469,260
	Microsoft Corp.	5,425	155,182
	Oracle Corp.	6,425	207,720
	QUALCOMM, Inc.	7,600	508,744
	Texas Instruments, Inc.	6,665	236,474
			3,775,348
Materials - 5.21%
	International Paper Co.	4,425	206,116
	LyondellBasell Industries NV Cl. A	5,185	328,159
	Monsanto Co.	3,100	327,453
			861,728

	Total Common Stocks (Cost $13,797,785)		15,823,589
			(Continued)

Crescent Large Cap Macro Fund

Schedule of Investments

As of March 31, 2013
		Shares	Value (Note 1)

EXCHANGE TRADED PRODUCT - 0.23%
*	iPATH S&P 500 VIX Short-Term Futures ETN	1,918	$38,839

Total Exchange Traded Product (Cost $68,465)			38,839

SHORT-TERM INVESTMENT - 3.64%
§ Federated Prime Obligations Fund, 0.08%		601,895	601,895

Total Short-Term Investment (Cost $601,895)			601,895

Total Value of Investments (Cost $14,468,145) - 99.45%			$16,464,323

Other Assets Less Liabilities - 0.55%			91,359

Net Assets - 100.00%			$16,555,682

* Non-income producing investment	μ	American Depositary Receipt
§ Represents 7 day effective yield

The following acronyms are used in this portfolio:
SA - Societe Anonyme		PLC - Public Limited Company
NV - Naamloze Vennootschap		REIT - Real Estate Investment Trust

	Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	13.14%	$2,175,639
Consumer Staples	9.13%	1,510,714
Energy	8.57%	1,418,455
Financials	11.31%	1,872,724
Health Care	13.08%	2,166,139
Industrials	12.34%	2,042,842
Information Technology	22.80%	3,775,348
Materials	5.21%	861,728
Exchange Traded Product	0.23%	38,839
Short-Term Investment	3.64%	601,895
Total	99.45%	$16,464,323

See Notes to Financial Statements

Crescent Large Cap Macro Fund

Statement of Assets and Liabilities

As of March 31, 2013

Assets:
Investments, at value (cost $14,468,145)	$16,464,323
Cash	2,365
Receivables:
Investments sold	81,618
Fund shares sold	1,485
Dividends and interest	17,611
Prepaid expenses
Fund accounting fees	2,750
Administration fees	1,749
Other expenses	1,502
Due from advisor	651

Total assets	16,574,054

Liabilities:
Accrued expenses
Professional fees	13,161
Other expenses	5,211

Total liabilities	18,372

Net Assets	$16,555,682

Net Assets Consist of:
Paid in Capital	$14,395,967
Undistributed net investment income	87,146
Undistributed net realized gain on investments	76,391
Net unrealized appreciation on investments	1,996,178

Net Assets	$16,555,682

Institutional Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	1,103,600
Net Assets	$13,502,539
Net Asset Value, Offering Price and Redemption Price Per Share (a)	$12.23

Advisor Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	250,075
Net Assets	$3,053,143
Net Asset Value and Redemption Price Per Share (a)	$12.21
Offering Price Per Share ($12.21 ÷ 96.00%)	$12.72

(a) The fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

Crescent Large Cap Macro Fund

Statement of Operations

For the Year ended March 31, 2013

Investment Income:
Dividends (net of foreign tax of $8,342)	$307,138

Total Investment Income	307,138

Expenses:
Advisory fees (note 2)	96,175
Administration fees (note 2)	22,159
Transfer agent fees (note 2)	27,926
Fund accounting fees (note 2)	34,601
Compliance service fees (note 2)	10,500
Custody fees (note 2)	11,486
Distribution and service fees - Advisor Class Shares (note 3)	9,335
Registration and filing administration fees (note 2)	1,505
Legal fees	1,784
Audit and tax preparation fees	13,000
Registration and filing expenses	6,337
Trustee fees and meeting expenses	10,000
Securities pricing fees	5,243
Other operating expenses	11,470

Total Expenses	261,521

Advisory fees waived (note 2)	(43,100)
Administration fees waived (note 2)	(9,000)

Net Expenses	209,421

Net Investment Income	97,717

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	85,439
Net change in unrealized appreciation on investments	1,222,491

Net Realized and Unrealized Gain on Investments	1,307,930

Net Increase in Net Assets Resulting from Operations	$1,405,647

See Notes to Financial Statements

Crescent Large Cap Macro Fund

Statements of Changes in Net Assets

For the Year or Period ended March 31,			2013	2012 (a)

Operations:
Net investment income			$97,717	$4,784
Net realized gain from investment transactions			85,439	64,265
Net change in unrealized appreciation on investments			1,222,491	773,687
Net Increase in Net Assets Resulting from Operations			1,405,647	842,736
Distributions to Shareholders From:
Net investment income
Institutional Class Shares			(14,622)	-
Advisor Class Shares			(733)	-
Net realized gain from investment transactions
Institutional Class Shares			(55,912)	-
Advisor Class Shares			(17,401)	-
Decrease in Net Assets Resulting from Distributions			(88,668)	-
Capital Share Transactions:
Shares sold			9,262,931	9,588,972
Reinvested dividends and distributions			81,394	-
Redemption fees			-	35
Shares repurchased			(4,442,724)	(94,641)
Increase from Capital Share Transactions			4,901,601	9,494,366

Net Increase in Net Assets			6,218,580	10,337,102
Net Assets:
Beginning of Period			10,337,102	-
End of Period			$16,555,682	$10,337,102
Undistributed Net Investment Income			$87,146	$4,784

	Year Ended		Period Ended
Share Information:	March 31, 2013		March 31, 2012
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	795,426	$8,864,751	529,826	$5,593,835
Redemption fees	-	-	-	35
Reinvested dividends and distributions	5,640	63,261	-	-
Shares repurchased	(226,752)	(2,562,905)	(540)	(6,086)
Net Increase in Capital Shares	574,314	$6,365,107	529,286	$5,587,784
Outstanding, Beginning of Period	529,286	5,587,784	-	-
Outstanding, End of Period	1,103,600	$11,952,891	529,286	$5,587,784

Advisor Class Shares	Shares	Amount	Shares	Amount
Shares sold	36,748	$398,180	389,934	$3,995,137
Reinvested dividends and distributions	1,617	18,133	-	-
Shares repurchased	(170,262)	(1,879,819)	(7,962)	(88,555)
Net Increase (Decrease) in Capital Shares	(131,897)	$(1,463,506)	381,972	$3,906,582
Outstanding, Beginning of Period	381,972	3,906,582	-	-
Outstanding, End of Period	250,075	$2,443,076	381,972	$3,906,582

(a)	For the period from December 15, 2011 (Date of Initial Public Investment) to March 31, 2012.

See Notes to Financial Statements

Crescent Large Cap Macro Fund

Financial Highlights

For a share outstanding during the	Institutional Class
fiscal year or period ended March 31,	2013	2012 (f)

Net Asset Value, Beginning of Period	$11.35	$10.00

Income from Investment Operations
Net investment income	0.06	0.01
Net realized and unrealized gain on investments	0.88	1.34

Total from Investment Operations	0.94	1.35

Less Distributions:
From net investment income	(0.01)	-
From net realized gains from investment transactions	(0.05)	-

Total Distributions	(0.06)	-

Net Asset Value, End of Period	$12.23	$11.35

Total Return (c)(d)	8.35%	13.50%	(b)

Net Assets, End of Period (in thousands)	$13,503	$6,006

Average Net Assets for the Period (in thousands)	$12,295	$3,620

Ratios of:
Gross Expenses to Average Net Assets (e)	1.57%	3.39%	(a)
Net Expenses to Average Net Assets (e)	1.25%	1.22%	(a)
Net Investment Income to Average Net Assets	0.67%	0.39%	(a)

Portfolio turnover rate	88.87%	25.95%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(f)	For a share outstanding during the period from December 15, 2011 (Date of Initial Public Investment)
to March 31, 2012

		(Continued)

Crescent Large Cap Macro Fund

Financial Highlights

For a share outstanding during the	Advisor Class
fiscal year or period ended March 31,	2013		2012 (f)

Net Asset Value, Beginning of Period	$11.34		$10.00

Income from Investment Operations
Net investment income	0.06		-
Net realized and unrealized gain on investments	0.86		1.34

Total from Investment Operations	0.92		1.34

Less Distributions:
From net investment income	0.00	(g)	-
From net realized gains from investment transactions	(0.05)		-

Total Distributions	(0.05)		-

Net Asset Value, End of Period	$12.21		$11.34

Total Return (c)(d)	8.17%		13.40%	(b)

Net Assets, End of Period (in thousands)	$3,053		$4,331

Average Net Assets for the Period (in thousands)	$3,734		$4,074

Ratios of:
Gross Expenses to Average Net Assets (e)	1.84%		3.57%	(a)
Net Expenses to Average Net Assets (e)	1.50%		1.49%	(a)
Net Investment Income to Average Net Assets	0.43%		0.06%	(a)

Portfolio turnover rate	88.87%		25.95%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(f)	For a share outstanding during the period from December 27, 2011 (Date of Initial Public Investment)
to March 31, 2012.
(g) Actual amount is less than $0.01 per share.

Crescent Large Cap Macro Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Crescent Large Cap Macro Fund (the “Fund”) is a series of the Starboard Investment Trust (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Trust is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on December 15, 2011. The investment objective of the Fund is capital appreciation.  The Fund seeks to achieve its investment objective by investing at least 80% of net assets, plus borrowings for investment purposes, in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as “large-cap” companies.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in ongoing distribution and service fees. The Advisor Class Shares are subject to an initial sales charge of 4.00% of the offering price, as well as distribution plan fees, which is further discussed in Note 3. Both share classes are subject to redemption fees within 60 days of the issuance of such shares of 1.00%. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

Crescent Large Cap Macro Fund

Notes to Financial Statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2013 for the Fund’s assets measured at fair value:

Crescent Large Cap Macro Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$15,823,589	$15,823,589	$-	$-
Exchange Traded Product	38,839	38,839	-	-
Short-Term Investment	601,895	601,895	-
Total Assets	$16,464,323	$16,464,323	$-	$-

*Refer to Schedule of Investments for breakdown by Industry
(a) The fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended March 31, 2013.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any), quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

(Continued)

Crescent Large Cap Macro Fund

Notes to Financial Statements

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly advisory fee to the Advisor calculated at the annual rate of 0.60% of the Fund’s average daily net assets.  For the year ended March 31, 2013, $96,175 in advisory fees were incurred by the Fund, of which $43,100 was waived by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.25% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until the last day of July 2013.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

Administrator
The Fund pays a monthly administration fee to the Administrator based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund’s custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided in the following table.

Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees (annual)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $100 million	0.100%	First $100 million	0.020%	$2,750	0.01%	$150 per state
Next $150 million	0.080%	Over $100 million	0.009%
Next $250 million	0.060%
Next $500 million	0.050%	*Minimum monthly fees of $2,000 and $416 for Administration and Custody, respectively.
Over $1 billion	0.040%

The fund incurred $22,159 of administration fees for the fiscal year ended March 31, 2013, of which $9,000 was voluntarily waived.

Compliance Services
Nottingham Compliance Services, LLC, a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month, plus $500 for each additional class.

(Continued)

Crescent Large Cap Macro Fund

Notes to Financial Statements

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the year ended March 31, 2013, $9,335 in fees were incurred and paid by the Fund.

4.	Purchases and Sales of Investment Securities

For the year ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Year Ended	Purchases of Securities	Proceeds from Sales of Securities
March 31, 2013	$18,406,070	$13,116,434

There were no long-term purchases or sales of U.S Government Obligations during the year ended March 31, 2013.

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Fund has reviewed all taxable years / periods that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service.  As of March 31, 2013, open taxable years consisted of the taxable year / period ended March 31, 2012 through March 31, 2013. No examination of the Fund’s tax returns is currently in progress.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses.  For the year ended March 31, 2013, there were no reclassifications necessary.

Distributions during the fiscal year ended were characterized for tax purposes as follows:

March 31, 2013
Ordinary Income	$ 88,668
Long-term capital gain	-

(Continued)

Crescent Large Cap Macro Fund

Notes to Financial Statements

At March 31, 2013, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$14,470,682

Unrealized Appreciation	$2,200,177
Unrealized Depreciation	(206,536)
Net Unrealized Appreciation	1,993,641
Undistributed Ordinary Income	87,146
Other Book/Tax Differences	78,928

Distributable Earnings	$2,159,715

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales.

6.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.  New Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.”  ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11.  ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards codification.

Management is currently evaluating the impact ASU No. 2011-11 and ASU No. 2013-01 will have on the Fund’s financial statements and disclosures.

8.  Change in Independent Registered Public Accounting Firm

On May 29, 2012, BBD, LLP was selected as the Trust’s independent registered public accounting firm for the 2013 fiscal year. The selection of BBD, LLP was recommended by the Trust’s Audit Committee, comprised of all non-interested Trustees, and was approved by the Board of Trustees. The reports of BrookWeiner, LLC, the predecessor independent registered public accounting firm, on the financial statements of the Fund for the fiscal period ended March 31, 2012, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Trust and BrookWeiner, LLC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of BrookWeiner, LLC, would have caused them to make reference to the disagreement in their reports on the financial statements for such period.
(Continued)

Crescent Large Cap Macro Fund

Notes to Financial Statements

9.  Subsequent Events

In preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Crescent Large Cap Macro Fund and
The Board of Trustees of the Starboard Investment Trust

We have audited the accompanying statement of assets and liabilities of Crescent Large Cap Macro Fund (the "Fund"), a series of shares of beneficial interest of the Starboard Investment Trust, including the schedule of investments, as of March 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended March 31, 2012 and the financial highlights for each of the periods presented in the period ended March 31, 2012 have been audited by other auditors, whose report dated May 25, 2012, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Crescent Large Cap Macro Fund as of March 31, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2013

Crescent Large Cap Macro Fund

Additional Information
(Unaudited)

1. Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2. Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 800-773-3863.

3.   Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended March 31, 2013.

During the fiscal year, no long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.   Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,500.00 during the fiscal year ended March 31, 2013 from the Fund for their services to the Fund and Trust.

(Continued)

Crescent Large Cap Macro Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 80	Independent Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	23
Independent Trustee of Brown Capital Management Funds for its three series, DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its two series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Giordano Investment Trust for its one series during 2011, and New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Michael G. Mosley Age: 59	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	23	None.
Theo H. Pitt, Jr. Age: 76	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	23
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, and Hanna Investment Trust for its one series (all registered investment companies); previously, Independent Trustee of Hillman Capital Management Investment Trust for its two series from 2000 to 2009, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

James H. Speed, Jr. Age: 59	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	23
Independent Trustee of the Brown Capital Management Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its two series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 52	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	23	None.

(Continued)

Crescent Large Cap Macro Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
J. Philip Bell Age: 59 104 Maxwell Avenue P.O. Box 3181 Greenwood, SC 29648	President (Crescent Funds)	Since 10/11	President and Chief Compliance Officer of Greenwood Capital Associates, LLC (advisor to the Crescent Funds) since 1985.	n/a	n/a
Michael W. Nix Age: 39 104 Maxwell Avenue P.O. Box 3181 Greenwood, SC 29648	Treasurer (Crescent Funds)	Since 10/11
Chief Operating Officer and Chief Financial Officer of Greenwood Capital Associates, LLC since 2011; previously Chief Investment Officer from 2007 to 2011 and Portfolio Manager/Analyst from 2003 to 2007.
				n/a	n/a
T. Lee Hale, Jr. Age: 35	Chief Compliance Officer; Assistant Treasurer; Treasurer (Matisse Discounted Closed-End Fund Strategy	Since 7/09, 4/10, and 5/12	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 35	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

5.   Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Institutional Class Shares	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,082.50	$5.09
	$1,000.00	$1,020.04	$4.94
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio,    multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Advisor Class Shares	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 1,080.70	$6.02
	$1,000.00	$ 1,019.15	$5.84
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio,    multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Crescent Large Cap Macro Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services	Greenwood Capital Associates, LLC
116 South Franklin Street	Greenwood Building, 5th Floor
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Post Office Box 3181 Greenwood, South Carolina 29648
Telephone: 800-773-3863	Telephone: 800-773-3863

World Wide Web @: ncfunds.com	World Wide Web @: ncfunds.com

Annual Report 2013
March 31, 2013

Crescent Strategic Income Fund

Institutional Class Shares
Advisor Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Crescent Strategic Income Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Crescent Strategic Income Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Crescent Strategic Income Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Crescent Strategic Income Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: Government debt markets may be illiquid or disrupted, inflation risk, interest rate and credit risk, investment advisor risk, investment-grade securities risk, lower-rated securities or “junk bonds” risk, maturity risk, risks of investing in municipal securities, market risk, new fund risk, risks of investing in corporate debt securities, and sector risk.  More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about May 30, 2013.

For More Information on Your Crescent Strategic Income Fund:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 800-773-3863.

P.O. Box 3181
Greenwood, SC 29648
877-369-5390
www.thecrescentfunds.com

April 22, 2013

Dear Fellow Shareholders of the Crescent Strategic Income Fund:

Enclosed for your review is the Annual Report for the Crescent Strategic Income Fund (the “Fund”) for the fiscal year ending March 31, 2013.  As we began the first full fiscal year of the Fund, Treasury yields were at their highest point of the year.  This has been the seasonal pattern over the last few years.  In the spring, geopolitical events, accompanied with generally slower growth, push investors into the soundness of United States debt driving yields lower.  The Federal Reserve is continuing its efforts to provide liquidity and stimulate growth.  It pledged last spring to extend the Operation Twist program and, upon that program’s expiration, to ultimately convert it to outright purchases of Treasury securities at a pace of $45 billion per month.  This amount is in addition to the purchase of $40 billion per month of mortgage-backed securities.  Our overweight to credit was a positive as corporate bond spreads narrowed.  However, performance was muted by our bias for corporate bonds with higher credit ratings, which lagged lower-rated paper.  Additionally, the fund held less exposure to the financial sector which significantly outperformed the industrial and utility sectors.  The performance for the twelve months ended March 31, 2013 is shown in the table below.  As a reminder, our process revolves around an active strategy of duration management, sector rotation, and credit selection.  We also use a small percentage of fixed income related strategies for tactical opportunities.  The objective of the Fund is total return consistent with preservation of capital.

    Average Annual Total Returns

Period Ended March 31, 2013	One Year	Since Inception1	Net Expense Ratio2	Gross Expense Ratio3
Crescent Strategic Income Fund – Institutional Class Shares	3.52%	2.52%	0.90%	4.32%
Barclays Intermediate Government/Credit Index 4	3.53%	3.38%

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 800-773-3863.  Fee waivers and expense reimbursements have positively impacted Fund performance. The performance information presented is not inclusive of sales charges and if adjusted for sales charges, performance quoted would be reduced.

1The Fund’s Inception date is December 15, 2011.
2The net expense ratio reflects a contractual expense limitation that continues through January 1, 2014.   Thereafter, the expense limitation may be changed or terminated at any time.   Performance would have been lower without this expense limitation.
3Gross expense ratio is from the Fund’s prospectus dated July 30, 2012.

4You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

Review and Outlook

The economy continues to expand, though at a modest pace.  The main driver continues to be the recovery in the housing market.  There has been improvement in the labor market as measured by the weekly jobless claims.  Also, the unemployment rate has fallen to 7.6% from a recession peak of 10.0%, but at the expense of the labor force participation rate dropping significantly.  This, along with low inflation expectations, will provide cover for the Federal Reserve to continue its policy easing.  The 10-Year Treasury Note made a new intraday low of 1.37% in July.  While the yield has moved higher since, the combination of Treasury yields and corporate bond spreads are at the lowest levels seen.  This reflects investors desire to find more yield.  As an example, the average spread of Baa-rated corporate bonds over Treasuries has dropped from over 250 basis points last summer to 180 basis points.  We continue to favor the relative attractiveness of corporate bonds and other “spread” product, but are mindful of how far spreads have narrowed over the last few years.  Additionally, the current environment increases the potential for merger activity, which can adversely affect the bonds of the buyer.  Security selection will be important.

The US Treasury market has struggled to reflect the improving economy.  While the stock market reaches new highs, bonds remain focused on the same issues from the past few years – the Washington DC political theater, the European debt situation, and geopolitical hotspots.  In contrast to prior years, central banks and governments around the globe have put forth many stimulative policies.  Also, we think the US economy is in better shape and the next move by the Federal Reserve will be to remove stimulus rather than add to it.  This is likely to affect rates on the longer end of the yield curve as they move from negative inflation-adjusted levels to the more normal historical relationship above inflation.

We appreciate your support of the Crescent Funds and I invite any current or prospective shareholders to call or email me directly to discuss the Crescent Strategic Income Fund and our investment approach.

Sincerely,

John D. Wiseman
Greenwood Capital Associates, LLC
Advisor to the Crescent Funds

 The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Crescent Strategic Income Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from December 15, 2011 (Date of Initial Public Investment) to March 31, 2013

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the Barclays Capital U.S. Intermediate Gov't/Credit Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
March 31, 2013	Year	Inception	Date	Ratio*
Institutional Class Shares	3.52%	2.52%	12/15/11	4.32%
Barclays Capital U.S. Intermediate Gov't/Credit Index	3.53%	3.38%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated July 30, 2012.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain perfermance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Crescent Strategic Income Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from December 27, 2011 (Date of Initial Public Investment) to March 31, 2013

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment ($9,600 after maximum sales load of 4.00%) and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the Barclays Capital U.S. Intermediate Gov't/Credit Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
March 31, 2013	Year	Inception	Date	Ratio*
Advisor Class Shares - No Sales Load	3.21%	2.22%	12/27/11	4.59%
Advisor Class Shares - 4.00% Maximum Sales Load	-0.92%	-1.04%	12/27/11	4.59%
Barclays Capital U.S. Intermediate Gov't/Credit Index	3.53%	3.65%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated July 30, 2012.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain perfermance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Crescent Strategic Income Fund

Schedule of Investments

As of March 31, 2013
	Principal	Coupon Rate	Maturity Date	Value (Note 1)

CORPORATE BONDS - 89.08%
American Express Credit Corp.	$300,000	2.750%	9/15/2015	$313,672
American Express Credit Corp.	25,000	7.300%	8/20/2013	25,640
Anheuser-Busch Cos. LLC	300,000	4.625%	2/1/2015	320,686
Bayer Corp.	300,000	7.125%	10/1/2015	345,994
BB&T Corp.	65,000	3.200%	3/15/2016	69,123
Bunge Ltd Finance Corp.	300,000	5.350%	4/15/2014	313,235
Carolina Power & Light Co.	25,000	5.125%	9/15/2013	25,536
ConocoPhillips	25,000	5.200%	5/15/2018	29,438
Consolidated Natural Gas Co.	125,000	5.000%	12/1/2014	133,224
Corning, Inc.	200,000	6.625%	5/15/2019	249,022
CR Bard, Inc.	600,000	2.875%	1/15/2016	631,579
Dell, Inc.	140,000	1.400%	9/10/2013	140,062
Diageo Capital PLC	180,000	4.850%	5/15/2018	206,291
DIRECTV Holdings LLC	300,000	3.125%	2/15/2016	314,886
Duke Energy Carolinas LLC	50,000	5.300%	10/1/2015	55,802
Duke Energy Indiana, Inc.	125,000	6.050%	6/15/2016	143,319
EI du Pont de Nemours & Co.	125,000	5.250%	12/15/2016	144,327
Enbridge, Inc.	25,000	5.800%	6/15/2014	26,491
FCB/SC Capital Trust I	25,000	8.250%	3/15/2028	24,750
General Electric Capital Corp.	100,000	5.625%	5/1/2018	118,347
Hillshire Brands Co.	300,000	4.100%	9/15/2020	314,944
Illinois Tool Works, Inc.	218,000	3.375%	9/15/2021	236,290
JPMorgan Chase & Co.	200,000	4.400%	7/22/2020	221,706
JPMorgan Chase & Co.	250,000	5.125%	9/15/2014	265,196
Kentucky Utilities Co.	250,000	3.250%	11/1/2020	270,789
Lowe's Cos., Inc.	100,000	5.400%	10/15/2016	115,335
MassMutual Global Funding II	250,000	2.300%	9/28/2015	260,497
Matson Navigation Co., Inc.	118,000	5.273%	7/29/2029	134,085
McKesson Corp.	300,000	5.700%	3/1/2017	350,736
Metropolitan Life Global Funding I	175,000	3.125%	1/11/2016	185,121
New York Life Global Funding	200,000	1.650%	5/15/2017	202,998
Nordstrom, Inc.	250,000	4.750%	5/1/2020	288,222
Northern States Power Co.	250,000	5.250%	10/1/2018	297,741
Ohio Power Co.	125,000	4.850%	1/15/2014	128,894
Pacific Bell Telephone Co.	150,000	6.625%	10/15/2034	155,614
PepsiAmericas, Inc.	100,000	5.000%	5/15/2017	114,415
PepsiCo, Inc.	200,000	3.125%	11/1/2020	214,160
PNC Funding Corp.	300,000	2.700%	9/19/2016	315,833
PPG Industries, Inc.	200,000	7.375%	6/1/2016	236,003
Prudential Financial, Inc.	300,000	5.500%	3/15/2016	337,986
Stryker Corp.	200,000	2.000%	9/30/2016	207,517

				(Continued)

Crescent Strategic Income Fund

Schedule of Investments

As of March 31, 2013
	Principal	Coupon Rate	Maturity Date	Value (Note 1)

CORPORATE BONDS - (continued)
TD Ameritrade Holding Corp.	$235,000	4.150%	12/1/2014	$247,909
The Bank of New York Mellon Corp.	125,000	5.450%	5/15/2019	151,110
The Goldman Sachs Group, Inc.	200,000	3.625%	2/7/2016	212,399
The Southern Co.	300,000	2.375%	9/15/2015	311,098
Thermo Fisher Scientific, Inc.	200,000	2.250%	8/15/2016	207,082
Wells Fargo & Co.	350,000	3.676%	6/15/2016	378,460
Western Massachusetts Electric Co.	250,000	5.100%	3/1/2020	289,143
Yum! Brands, Inc.	200,000	4.250%	9/15/2015	215,005
Zimmer Holdings, Inc.	125,000	4.625%	11/30/2019	142,388

Total Corporate Bonds (Cost $10,461,989)				10,640,100

FEDERAL AGENCY OBLIGATIONS - 3.90%
Fannie Mae REMICS	36,569	3.500%	8/25/2029	38,149
Federal National Mortgage Association	100,000	3.100%	8/23/2017	101,147
Freddie Mac REMICS	45,074	3.000%	12/15/2026	47,120
Government National Mortgage Association	250,000	4.000%	9/20/2038	279,522

Total Federal Agency Obligations (Cost $464,022)				465,938

PREFERRED STOCKS - 2.53%	Shares	Dividend Rate
BB&T Corp.	2,000	5.625%		51,080
JPMorgan Chase Capital XXIX	2,500	6.700%		64,625
Raymond James Financial, Inc.	2,500	6.900%		69,525
The Bank of New York Mellon Corp.	2,500	5.200%		63,225
The Goldman Sachs Group, Inc.	2,000	6.125%		53,680

Total Preferred Stocks (Cost $292,011)				302,135

EXCHANGE TRADED PRODUCTS - 4.56%
* iPath US Treasury Steepener ETN	3,500			120,505
iShares FTSE NAREIT Mortgage Plus	5,000			78,200
* ProShares UltraShort 20+ Year Treasury	1,000			65,710
* ProShares UltraShort Lehman 7-10 Year	6,500			177,775
SPDR Barclays High Yield Bond ETF	2,500			102,775

Exchange Traded Products (Cost $559,100)				544,965

SHORT-TERM INVESTMENT - 0.22%
§ Federated Prime Obligations Fund, 0.08%	26,349			26,349

Short-Term Investment (Cost $26,349)				26,349

				(Continued)

Crescent Strategic Income Fund

Schedule of Investments

As of March 31, 2013
			Value (Note 1)

Total Value of Investments (Cost $11,803,471) - 100.29%			$11,979,487

Liabilities in Excess of Other Assets - (0.29)%			(34,464)

Net Assets - 100.00%			$11,945,023

* Non-income producing investment
§ Represents 7 day effective yield

The following acronyms are used in this portfolio:
PLC - Public Limited Company (British)
LLC - Limited Liability Company

Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Corporate Bonds	89.08%	$10,640,100
Federal Agency Obligations	3.90%	465,938
Preferred Stocks	2.53%	302,135
Exchange Traded Products	4.56%	544,965
Short-Term Investment	0.22%	26,349
Total	100.29%	$11,979,487

See Notes to Financial Statements

Crescent Strategic Income Fund

Statement of Assets and Liabilities

As of March 31, 2013

Assets:
Investments, at value (cost $11,803,471)	$11,979,487
Receivables:
Fund shares sold	1,682
Dividends and interest	105,469
Prepaid expenses
Fund accounting fees	2,736
Administration fees	1,894
Other expenses	1,513
Due from Advisor (note 2):	7,679

Total assets	12,100,460

Liabilities:
Payables:
Fund shares repurchased	135,630
Accrued expenses
Professional fees	13,161
Other expenses	4,894
Distribution payable	1,752

Total liabilities	155,437

Net Assets	$11,945,023

Net Assets Consist of:
Paid in Capital	$11,759,924
Accumulated net investment income	23
Undistributed net realized gain on investments	9,060
Net unrealized appreciation on investments	176,016

Net Assets	$11,945,023

Institutional Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	1,082,779
Net Assets	$10,998,637
Net Asset Value, Offering Price and Redemption Price Per Share (a)	$10.16

Advisor Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	93,112
Net Assets	$946,386
Net Asset Value and Redemption Price Per Share (a)	$10.16
Offering Price Per Share ($10.16 ÷ 96.00%)	$10.58

(a)	The fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

Crescent Strategic Income Fund

Statement of Operations

For the Year ended March 31, 2013

Investment Income:
Interest	$199,899
Dividends	33,981

Total Investment Income	233,880

Expenses:
Advisory fees (note 2)	42,147
Administration fees (note 2)	22,025
Transfer agent fees (note 2)	27,661
Fund accounting fees (note 2)	34,204
Compliance service fees (note 2)	10,500
Custody fees (note 2)	5,321
Distribution and service fees - Advisor Class Shares (note 3)	2,484
Registration and filing administration fees (note 2)	1,530
Legal fees	1,784
Audit and tax preparation fees	13,000
Registration and filing expenses	6,328
Trustee fees and meeting expenses	10,000
Securities pricing fees	7,981
Other operating expenses	10,973

Total Expenses	195,938

Expenses reimbursed by advisor (note 2)	(34,159)
Advisory fees waived (note 2)	(42,147)
Administration fees waived (note 2)	(9,000)

Net Expenses	110,632

Net Investment Income	123,248

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	63,893
Net change in unrealized appreciation on investments	212,711

Net Realized and Unrealized Gain on Investments	276,604

Net Increase in Net Assets Resulting from Operations	$399,852

See Notes to Financial Statements

Crescent Strategic Income Fund

Statements of Changes in Net Assets

For the Year or Period ended March 31,			2013	2012 (a)

Operations:
Net investment income			$123,248	$10,919
Net realized gain (loss) from investment transactions			63,893	(144)
Net change in unrealized appreciation (depreciation) on investments			212,711	(36,695)
Net Increase (Decrease) in Net Assets Resulting from Operations			399,852	(25,920)
Distributions to Shareholders From:
Net investment income
Institutional Class Shares			(116,973)	(10,619)
Advisor Class Shares			(7,269)	(144)
Net realized gain from investment transactions
Institutional Class Shares			(49,481)	-
Advisor Class Shares			(4,347)	-
Decrease in Net Assets Resulting from Distributions			(178,070)	(10,763)
Capital Share Transactions:
Shares sold			4,697,570	9,876,200
Reinvested dividends and distributions			134,124	4,835
Shares repurchased			(2,614,138)	(338,667)
Increase from Capital Share Transactions			2,217,556	9,542,368

Net Increase in Net Assets			2,439,338	9,505,685
Net Assets:
Beginning of Period			9,505,685	-
End of Period			$11,945,023	$9,505,685

Accumulated Net Investment Income			$23	$156

	Year Ended		Period Ended
Share Information:	March 31, 2013		March 31, 2012
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	454,594	$4,577,965	852,115	$8,523,239
Reinvested dividends and distributions	12,220	123,935	468	4,692
Shares repurchased	(234,109)	(2,374,473)	(2,509)	(25,000)
Net Increase	232,705	$2,327,427	850,074	$8,502,931
Outstanding, Beginning of Period	850,074	8,502,931	-	-
Outstanding, End of Period	1,082,779	$10,830,358	850,074	$8,502,931

Advisor Class Shares	Shares	Amount	Shares	Amount
Shares sold	11,858	$119,605	135,428	$1,352,960
Reinvested dividends and distributions	1,005	10,189	14	144
Shares repurchased	(23,737)	(239,665)	(31,456)	(313,667)
Net Increase (Decrease)	(10,874)	$(109,871)	103,986	$1,039,437
Outstanding, Beginning of Period	103,986	1,039,437	-	-
Outstanding, End of Period	93,112	$929,566	103,986	$1,039,437

(a)	For the period from December 15, 2011 (Date of Initial Public Investment) to March 31, 2012.

See Notes to Financial Statements

Crescent Strategic Income Fund

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal year or period ended March 31,	2013	2012 (f)

Net Asset Value, Beginning of Period	$9.96	$10.00

Income (Loss) from Investment Operations
Net investment income	0.11	0.02
Net realized and unrealized gain (loss) on securities	0.24	(0.04)

Total from Investment Operations	0.35	(0.02)

Less Distributions:
Dividends (from net investment income)	(0.11)	(0.02)
Distributions (from capital gains)	(0.04)	-

Total Distributions	(0.15)	(0.02)

Net Asset Value, End of Period	$10.16	$9.96

Total Return (c)(d)	3.52%	(0.24)%	(b)

Net Assets, End of Period (in thousands)	$10,999	$8,469

Average Net Assets for each Period (in thousands)	$11,052	$4,002

Ratios of:
Gross Expenses to Average Net Assets (e)	1.61%	4.40%	(a)
Net Expenses to Average Net Assets (e)	0.90%	0.89%	(a)
Net Investment Income to Average Net Assets	1.04%	0.85%	(a)

Portfolio turnover rate	40.15%	10.14%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(f)	For a share outstanding during the period from December 15, 2011 (Date of Initial Public Investment)
to March 31, 2012

		(Continued)

Crescent Strategic Income Fund

Financial Highlights

For a share outstanding during the	Advisor Class Shares
fiscal year or period ended March 31,	2013	2012 (f)

Net Asset Value, Beginning of Period	$9.96	$10.00

Income (Loss) from Investment Operations
Net investment income	0.08	0.01
Net realized and unrealized gain (loss) on securities	0.23	(0.05)

Total from Investment Operations	0.31	(0.04)

Less Distributions:
Dividends (from net investment income)	(0.07)	0.00	(g)
Distributions (from capital gains)	(0.04)	-

Total Distributions	(0.11)	0.00	(g)

Net Asset Value, End of Period	$10.16	$9.96

Total Return (c)(d)	3.21%	(0.39)%	(b)

Net Assets, End of Period (in thousands)	$946	$1,036

Average Net Assets for each Period (in thousands)	$994	$1,145

Ratios of:
Gross Expenses to Average Net Assets (e)	1.85%	3.79%	(a)
Net Expenses to Average Net Assets (e)	1.15%	1.04%	(a)
Net Investment Income to Average Net Assets	0.78%	0.31%	(a)

Portfolio turnover rate	40.15%	10.14%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(f)	For a share outstanding during the period from December 27, 2011 (Date of Initial Public Investment)
to March 31, 2012
(g) Actual amount is less than $0.01 per share.

Crescent Strategic Income Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Crescent Strategic Income Fund (the “Fund”) is a series of the Starboard Investment Trust (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Trust is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on December 15, 2011. The investment objective of the Fund is total return consistent with preservation of capital.  The Fund seeks to achieve its investment objective by investing at least 65% of the portfolio in bonds rated investment grade or better at all times by a nationally recognized securities rating organization or, if no rating exists, of equivalent quality in the determination of the Advisor.  Subject to the limitations of this restriction, the Fund is also permitted to invest in securities that are below investment-grade, including junk bonds.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical, except for differences in ongoing distribution and service fees. The Advisor Class Shares are subject to an initial sales charge fee of 4.00%, redemption fees for certain redemptions within 60 days of the issuance of such shares of 1.00%, and distribution plan fees as described in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
All investments in securities are recorded at their estimated fair value, as described below (Fair Value Measurement).

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Fund's major categories of investments measured at fair value on a recurring basis follows.

Equity securities (common stock, preferred stock, exchange traded products). Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in level 2.

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Most corporate bonds are categorized in level 2 of the fair value hierarchy. However, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

U.S. government securities (treasury notes). U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. agency securities (federal agency obligations). U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2013 for the Fund’s assets measured at fair value:

Crescent Strategic Income Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Corporate Bonds	$10,640,100	$-	$10,640,100	$-
Federal Agency Obligations	465,938	-	465,938	-
Preferred Stocks	302,135	302,135	-	-
Exchange Traded Products	544,965	544,965	-	-
Short-Term Investment	26,349	26,349	-	-
Total Assets	$11,979,487	$873,449	$11,106,038	$-

(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended March 31, 2013.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any), monthly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly advisory fee to the Advisor calculated at the annual rate of 0.35% of the Fund’s average daily net assets.  For the year ended March 31, 2013, $42,147 in advisory fees were incurred and voluntarily waived by the Advisor.  Additionally, the Advisor reimbursed the Fund for $34,159 of the expenses incurred.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.90% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until the last day of July 2013.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

Administrator
The Fund pays a monthly administration fee to the Administrator based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund’s custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided in the following table:

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $100 million	0.100%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $150 million	0.080%	Over $100 million	0.009%
Next $250 million	0.060%
Next $500 million	0.050%	*Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.
Over $1 billion	0.040%

The Fund paid $22,025 of administration fees for the fiscal year ended March 31, 2013, of which $9,000 was voluntarily waived.

Compliance Services
Nottingham Compliance Services, LLC, a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month, plus $500 for each additional class.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the year ended March 31, 2013, $2,484 in fees were incurred by the Fund.

4.	Purchases and Sales of Investment Securities

For the year ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Year Ended	Purchases of Securities	Proceeds from Sales of Securities
March 31, 2013	$8,212,149	$4,495,565

There were no long-term purchases or sales of U.S Government Obligations during the year ended March 31, 2013.

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Fund has reviewed all taxable years / periods that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service.  As of March 31, 2013, open taxable years consisted of the taxable year / period ended March 31, 2012 through March 31, 2013. No examination of the Fund’s tax returns is currently in progress.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses.  For the period ended March 31, 2013, there was a reclassification between capital gains and net investment income of $861.

Distributions during the fiscal year or period ended were characterized for tax purposes as follows:

	March 31, 2013	March 31, 2012
Ordinary Income	$130,002	$10,763
Long-term capital gain	48,068	-

At March 31, 2013, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$11,803,642

Unrealized Appreciation	$218,723
Unrealized Depreciation	(42,707)
Net Unrealized Appreciation (Depreciation)	176,016
Accumulated Net Investment Income (Loss)	9,254
Other Book/Tax Differences	(171)

Distributable Earnings	$185,099

6.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.  New Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.”  ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11.  ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards codification.

(Continued)

Crescent Strategic Income Fund

Notes to Financial Statements

Management is currently evaluating the impact ASU No. 2011-11 and ASU No. 2013-01 will have on the Fund’s financial statements and disclosures.

8.  Change in Independent Registered Public Accounting Firm

On May 29, 2012, BBD, LLP was selected as the Trust’s independent registered public accounting firm for the 2013 fiscal year. The selection of BBD, LLP was recommended by the Trust’s Audit Committee, comprised of all non-interested Trustees, and was approved by the Board of Trustees. The reports of BrookWeiner, LLC, the predecessor independent registered public accounting firm, on the financial statements of the Fund for the fiscal year ended March 31, 2012, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Trust and BrookWeiner, LLC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of BrookWeiner, LLC, would have caused them to make reference to the disagreement in their reports on the financial statements for such year.

9.  Subsequent Events

In preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Crescent Strategic Income Fund and
The Board of Trustees of the Starboard Investment Trust

We have audited the accompanying statement of assets and liabilities of Crescent Strategic Income Fund (the "Fund"), a series of shares of beneficial interest of the Starboard Investment Trust, including the schedule of investments, as of March 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended March 31, 2012 and the financial highlights for each of the periods presented in the period ended March 31, 2012 have been audited by other auditors, whose report dated May 25, 2012, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Crescent Strategic Income Fund as of March 31, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2013

Crescent Strategic Income Fund

Additional Information
(Unaudited)

1. Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2. Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 800-773-3863.

3.   Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended March 31, 2013.

During the fiscal year, no long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.   Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,500.00 during the fiscal year ended March 31, 2013 from the Fund for their services to the Fund and Trust.

(Continued)

Crescent Strategic Income Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 80	Independent Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	23
Independent Trustee of Brown Capital Management Funds for its three series, DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its two series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Giordano Investment Trust for its one series during 2011, and New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Michael G. Mosley Age: 59	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	23	None.
Theo H. Pitt, Jr. Age: 76	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	23
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, and Hanna Investment Trust for its one series (all registered investment companies); previously, Independent Trustee of Hillman Capital Management Investment Trust for its two series from 2000 to 2009, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

James H. Speed, Jr. Age: 59	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	23
Independent Trustee of the Brown Capital Management Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its two series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 52	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	23	None.

(Continued)

Crescent Strategic Income Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
J. Philip Bell Age: 59 104 Maxwell Avenue P.O. Box 3181 Greenwood, SC 29648	President (Crescent Funds)	Since 10/11	President and Chief Compliance Officer of Greenwood Capital Associates, LLC (advisor to the Crescent Funds) since 1985.	n/a	n/a
Michael W. Nix Age: 39 104 Maxwell Avenue P.O. Box 3181 Greenwood, SC 29648	Treasurer (Crescent Funds)	Since 10/11
Chief Operating Officer and Chief Financial Officer of Greenwood Capital Associates, LLC since 2011; previously Chief Investment Officer from 2007 to 2011 and Portfolio Manager/Analyst from 2003 to 2007.
				n/a	n/a
T. Lee Hale, Jr. Age: 35	Chief Compliance Officer; Assistant Treasurer; Treasurer (Matisse Discounted Closed-End Fund Strategy	Since 7/09, 4/10, and 5/12	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 35	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

5.   Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Crescent Strategic Income Fund

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,007.40	$3.80
	$1,000.00	$1,021.15	$3.82
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio,    multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Advisor Class Shares	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 1,005.80	$4.83
	$1,000.00	$ 1,020.11	$4.87
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio,    multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

(Continued)

Crescent Strategic Income Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services	Greenwood Capital Associates, LLC
116 South Franklin Street	Greenwood Building, 5th Floor
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Post Office Box 3181 Greenwood, South Carolina 29648

Toll-Free Telephone:	Toll-Free Telephone:

800-773-3863	800-773-3863

World Wide Web @: ncfunds.com	World Wide Web @: ncfunds.com

Annual Report 2013
For the period from October 31, 2012 (Date of Initial Public Investment) to March 31, 2013

                   Matisse Discounted Closed-End Fund
Strategy

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Closed-End Fund Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Closed-End Fund Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Matisse Discounted Closed-End Fund Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Closed-End Fund Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: Fund of Funds Risk, Control of Portfolio Funds Risk, Closed-End Fund Risk, Money Market Mutual Fund Risk, Market Risk, Management Style Risk, Quantitative Model Risk, Foreign Securities Risk, Portfolio Turnover Risk, Leverage Risk, Investment Advisor Risk, Operating Risk, and New Fund Risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about May 30, 2013.

For More Information on Your Matisse Discounted Closed-End Fund Strategy:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

April 29, 2013

Dear Fellow Shareholders of the Matisse Discounted Closed-End Fund Strategy:

Please find enclosed for your review the first Annual Report for the Matisse Discounted Closed-End Fund Strategy (the “Fund”) for the fiscal period ending March 31, 2013.  The Fund formally launched on October 31, 2012, so this report reflects the period from that date through March 31, 2013.  Beginning with the annual report for 2014, future annual reports will discuss Fund performance for an entire 12 month period.

As you can see from the table below, Fund performance was positive 6.26%, which is in line with our expectations.  This return trails the Fund’s benchmark index, the S&P 500, yet is ahead of the S-Network Composite Closed-End Fund Total Return Index, which is a broad closed-end fund index.

As you’re aware, the Fund owns a highly diversified portfolio of discounted closed-end funds with an emphasis on discounts and income.  On a look through basis, the Fund was approximately 70% stock (42% US and 28% Foreign) and 30% to fixed income including cash.

             Average Annual Total Returns
Period Ended March 31, 2013	Since Inception1	Net Expense Ratio2	Gross Expense Ratio3
Matisse Discounted Closed-End Fund Strategy	6.26%	1.50%	3.88%
S&P 500 Index4	12.26%	n/a	n/a
S-Network Composite Closed-End Fund Total Return Index4,5	6.11%	n/a	n/a
Barclays U.S. Aggregate Total Return Index4	-0.11%	n/a	n/a
MSCI EAFE Total Return Index4	11.12%	n/a	n/a

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 800-773-3863. Fee waivers and expense reimbursements have positively impacted Fund performance. The performance information presented is not inclusive of sales charges and if adjusted for sales charges, performance quoted would be reduced.

1The Fund’s Inception date is October 31, 2012.

2The Fund's administrator has entered into a Fund Accounting and Administration Agreement with the Fund that runs through January 31, 2014. The agreement can only be terminated prior to that date at the discretion of the Fund's Board of Trustees. The Fund's administrator receives payments under the agreement at a maximum annual rate of 0.30%. In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Fund's administrator, also through January 31, 2014, under which it has agreed (i) to pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $80 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement. These measures are intended to limit the Fund's operating expenses to 1.50% of the average daily net assets, exclusive of taxes, interest, brokerage fees and commissions, expenses on short sales, acquired fund fees and expenses, and extraordinary expenses. The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees. The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.

3Gross expense ratio is from the Fund’s prospectus dated July 30, 2012.

4You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

5The S-Network Composite Closed-End Fund Index (CEFXTR) is a fund index designed to serve as a benchmark for closed-end funds listed in the United States that principally engage in asset management processes seeking to produce taxable annual yield.  The CEFXTR employs a modified net assets weighting methodology designed to assure accurate investment exposure across the various style segments that together comprise the taxable yield sector of the closed-end fund market.

During the 5-month period, the Fund paid out over $0.26 per share in cash distributions to our shareholders, reflecting the cash we received from our underlying closed-end funds.  If these 5 months are representative of the future, the Fund’s annualized cash distribution might be 6.2%.  Again, our strategy has a strong emphasis on generating quarterly distribution income, and, in our experience, we’ve historically found that fourth quarter distributions are higher because of the potential capital gains payout we receive then.

Our Outlook

We continue to be excited about the prospects for the Fund.  As of 3/31/13, the Fund’s underlying closed-end fund holdings traded at an attractive discount of 11.5%, with a 12-month cash distribution yield of 7.7% (both figures calculated on a weighted-average basis according to the closed-end funds’ weighting within the Fund).

We remain optimistic about the equity markets for two major reasons:  1) accommodative central banks around the world, which should keep interest rates low and growth steady (though muted because of all the outstanding public and consumer debt); and 2) a reversal in the flow of funds from bonds back to stocks.  From 2007 through 2012, $1.39 Trillion has been invested into bond mutual funds and ETFs, and only $193 billion into stock funds; in fact, stock funds had net outflows of approximately $260 billion in 2011 and 2012 (stats per the Investment Company Institute).  A reversal may have begun in January, and has continued through the first quarter, which has greatly helped the equity markets’ steady advance this year.

Improving our outlook further are the “bonuses” available for purchasing closed-end funds at a discount.  Two factors add to our optimism for closed-end funds:  1) the new issue market for closed end funds is robust, with issuance of $2 billion/month so far in 2013.  At that pace, it would be the most issuance in the last 7 years.  Considering the typical life cycle of closed-end fund IPOs, these new issues may turn into great buying opportunities in 12-18 months, after sponsorship fades; 2) the level of discounts in our portfolio, at approximately 12%, with an indicated distribution yield of approximately 7%, we believe provides a tailwind for our strategy.

We appreciate your interest and investment in our Strategy.  We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds.  Check our Strategy website, www.matissefunds.com, for updates, and feel free to contact us directly to discuss the Matisse Discounted Closed-End Fund Strategy and our investment approach.

Sincerely,

Eric Boughton, CFA                                                                                Bryn Torkelson
Portfolio Manager                                                                                    Founder & CIO
Matisse Funds                                                                                          Matisse Funds

Matisse Discounted Closed-End Fund Strategy

Performance Update (Unaudited)

For the period from October 31, 2012 (Date of Initial Public Investment) to March 31, 2013

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at October 31, 2012 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Matisse Discounted Closed-End Fund Strategy versus the Fund's benchmark index, the S&P 500 Index. Other indices shown are the S-Network Composite Closed-End Fund Total Return Index, the Barclays US Aggregate Total Return Index, and the MSCI EAFE Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
		Gross	Net
As of	Since	Expense	Expense
March 31, 2013	Inception*	Ratio**	Ratio
Matisse Discounted Closed-End Fund Strategy	6.26%	3.88%	1.50%
S&P 500 Index	12.26%	N/A	N/A
S-Network Composite Closed-End Fund Total Return Index	6.11%	N/A	N/A
Barclays US Aggregate Total Return Index	-0.11%	N/A	N/A
MSCI EAFE Total Return Index	11.12%	N/A	N/A
*For the period from October 31, 2012 (Date of Initial Public Investment) to March 31, 2013.
**The gross expense ratio shown is from the Fund's prospectus dated October 22, 2012.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2013
		Shares	Value (Note 1)

CLOSED-END FUNDS - 92.65%
	Aberdeen Israel Fund, Inc.	11,100	$162,171
	Aberdeen Latin America Equity Fund, Inc.	1,740	65,198
	Advent Claymore Convertible Securities and Income Fund	32,000	542,400
	Advent Claymore Enhanced Growth & Income Fund	43,000	418,390
	AllianzGI Equity & Convertible Income Fund	19,309	347,755
	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,343	22,589
	Alpine Global Dynamic Dividend Fund	329,867	1,583,362
	Alpine Total Dynamic Dividend Fund	480,048	1,963,396
	American Select Portfolio	71,000	757,570
	American Strategic Income Portfolio III	3,579	26,087
	American Strategic Income Portfolio, Inc.	14,114	160,335
	Bancroft Fund Ltd.	3,000	52,523
	BlackRock Credit Allocation Income Trust	14,000	196,000
	BlackRock Energy and Resources Trust	30,385	785,452
	BlackRock Enhanced Capital and Income Fund, Inc.	41,000	533,410
	BlackRock Global Opportunities Equity Trust	74,000	1,027,120
	BlackRock International Growth and Income Trust	28,878	220,339
	BlackRock Resources & Commodities Strategy Trust	61,000	785,070
*	Boulder Total Return Fund, Inc.	17,000	355,300
	Central Securities Corp.	43,000	893,110
	Dividend and Income Fund	21,060	322,218
	Duff & Phelps Global Utility Income Fund, Inc.	9,804	187,060
	Eaton Vance Enhanced Equity Income Fund	14,000	163,520
	Ellsworth Fund Ltd.	22,000	168,080
*	Equus Total Return, Inc.	217,552	469,912
	Gabelli Dividend & Income Trust	6,400	121,344
	General American Investors Co., Inc.	2,000	62,460
	ING Global Equity Dividend & Premium Opportunity Fund	50,200	464,852
	ING Risk Managed Natural Resources Fund	60,014	669,156
	John Hancock Hedged Equity & Income Fund	20	336
	Lazard Global Total Return and Income Fund, Inc.	4,700	77,174
	Legg Mason BW Global Income Opportunities Fund, Inc.	3,391	68,125
	Liberty All Star Growth Fund, Inc.	26,389	117,695
	Madison Covered Call & Equity Strategy Fund	26,000	208,780
	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	310	5,161
	Morgan Stanley Income Securities, Inc.	5,215	94,235
*	Morgan Stanley India Investment Fund, Inc.	24,000	426,000
	Nuveen Build America Bond Opportunity Fund	18,420	407,451
	Nuveen Dividend Advantage Municipal Fund 3	32,000	478,400
	Nuveen Dividend Advantage Municipal Income Fund	29,000	432,390
	Nuveen Global Value Opportunities Fund	37,539	531,552

			(Continued)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2013
		Shares	Value (Note 1)

CLOSED-END FUNDS - (Continued)
	Nuveen Massachusetts AMT-Free Municipal Income Fund	100	$1,352
	Petroleum & Resources Corp.	3,000	78,067
	Putnam Premier Income Trust	44,836	248,392
	S&P Quality Rankings Global Equity Managed Trust	27,000	347,490
	Special Opportunities Fund, Inc.	12,485	207,750
	Swiss Helvetia Fund, Inc.	14,000	171,640
	Templeton Dragon Fund, Inc.	7,000	195,510
	Templeton Russia and East European Fund	2,090	30,911
*	The Asia Pacific Fund, Inc.	6,000	64,560
	The Central Europe Russia and Turkey Fund, Inc.	2,794	91,559
	The China Fund, Inc.	11,449	240,544
	The Cushing Renaissance Fund	26,863	651,793
	The European Equity Fund, Inc.	8,591	61,000
	The Greater China Fund, Inc.	23,000	278,123
	The India Fund, Inc.	1,451	30,819
	The New Germany Fund, Inc.	20,000	336,800
*	The New Ireland Fund, Inc.	200	2,076
*	The Taiwan Fund, Inc.	11,100	181,818
	The Thai Fund, Inc.	7,298	174,495
	The Turkish Investment Fund, Inc.	15,000	274,800
	The Zweig Total Return Fund, Inc.	11,171	145,558
	Tri-Continental Corp.	3,000	52,650
	Western Asset/Claymore Inflation-Linked Opport. & Income Fund	4,000	53,000

	Total Closed-End Funds (Cost $19,904,673)		20,294,185

COMMON STOCK - 1.89%
*	Pinetree Capital Ltd.	700,000	413,427

	Total Common Stock (Cost $715,319)		413,427

			(Continued)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2013
		Shares	Value (Note 1)

SHORT-TERM INVESTMENT - 2.01%
§	Fidelity Institutional Money Market Funds, 0.08%	440,984	$440,984

Total Short-Term Investment (Cost $440,984)			440,984

Total Value of Investments (Cost $21,060,976) - 96.55%			$21,148,596

Other Assets Less Liabilities - 3.45%			755,371

Net Assets - 100.00%			$21,903,967

* Non-income producing investment
§ Represents 7 day effective yield

	Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Closed-End Funds	92.65%	$20,294,185
Common Stock	1.89%	413,427
Short-Term Investment	2.01%	440,984
Total	96.55%	$21,148,596

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Assets and Liabilities

As of March 31, 2013

Assets:
Investments, at value (cost $21,060,976)	$21,148,596
Cash	82,119
Receivables:
Investments sold	1,500,984
Dividends and interest	10,365

Total assets	22,742,064

Liabilities:
Payables:
Investments purchased	811,165
Accrued expenses
Advisory fees	22,100
Administrative fees	4,832

Total liabilities	838,097

Net Assets	$21,903,967

Net Assets Consist of:
Paid in Capital	$21,302,298
Accumulated net investment loss	(43,486)
Undistributed net realized gain on investments and foreign currency transactions	557,535
Net unrealized appreciation on investments	87,620

Net Assets	$21,903,967
Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	2,115,814
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a)	$10.35

(a)	The fund charges a 2% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Operations

For the period from October 31, 2012 (Date of Initial Public Investment) to March 31, 2013

Investment Income:
Dividends	$531,857

Total Investment Income	531,857

Expenses:
Advisory fees (note 2)	85,550
Administration fees (note 2)	21,387

Total Expenses	106,937

Net Investment Income	424,920

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:

Net realized gain from:
Investments	513,365
Foreign currency transactions	297
Capital gain distributions from underlying funds	44,270

Net change in unrealized appreciation on investments	87,620

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions:	645,552

Net Increase in Net Assets Resulting from Operations	$1,070,472

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Changes in Net Assets

For the period from October 31, 2012 (Date of Initial Public Investment) to March 31, 2013

Operations:
Net investment income	$424,920
Net realized gain from investment transactions	513,662
Net change in unrealized appreciation on investments	87,620
Capital gain distributions from underlying funds	44,270

Net Increase in Net Assets Resulting from Operations	1,070,472

Distributions to Shareholders:
Net investment income	(468,803)

Decrease in Net Assets Resulting from Distributions	(468,803)

Capital Share Transactions:
Shares sold	35,731,002
Redemption fees	359
Reinvested dividends and distributions	458,799
Shares repurchased	(14,887,862)

Increase from Capital Share Transactions	21,302,298

Net Increase in Net Assets	21,903,967

Net Assets:
Beginning of period	-
End of period	$21,903,967

Accumulated Net Investment Loss	$(43,486)

Share Information:
Shares sold	3,548,983
Reinvested distributions	45,866
Shares repurchased	(1,479,035)
Net Increase in Capital Shares	2,115,814
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	2,115,814

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Financial Highlights

For a share outstanding during the period
from October 31, 2012 (Date of Initial Public Investment) to March 31, 2013

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (e)	0.26
Net realized and unrealized gain on investments and foreign currency transactions	0.35

Total from Investment Operations	0.61

Less Distributions:
Dividends (from net investment income)	(0.26)

Total Distributions	(0.26)

Net Asset Value, End of Period	$10.35

Total Return (c)	6.26%	(b)

Net Assets, End of Period (in thousands)	$21,904

Average Net Assets for the Period (in thousands)	$17,233

Ratios of:
Gross Expenses to Average Net Assets (d)(e)	1.50%	(a)
Net Expenses to Average Net Assets (d)(e)	1.50%	(a)
Net Investment Income to Average Net Assets	5.96%	(a)

Portfolio turnover rate	84.39%	(b)

(a) Annualized.
(b) Not annualized.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(e)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund's expense ratio.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Matisse Discounted Closed-End Fund Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations October 31, 2012. The Fund is a “fund of funds” that seeks to achieve its investment objective of long-term capital appreciation and income principally through investments in unaffiliated closed-end funds which pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values. The Fund’s investment advisor, Deschutes Portfolio Strategies (the “Advisor”) believes this approach is capable of generating capital appreciation and income.

As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings for investment purposes, in discounted closed-end funds.  For purposes of this policy, a closed-end fund is considered discounted when, in the Advisor’s determination, the fund’s market value is less than the value of its underlying portfolio.  In addition, the closed-end funds may be domestic or foreign for purposes of this policy.  This policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of March 31, 2013 for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1		Level 2		Level 3
Closed-End Funds	$20,294,185	$20,294,185	$	- -	$	- -
Common Stock	413,427	413,427		- -		- -
Short-Term Investment	440,984	440,984		-		- -
Total	$21,148,596	$21,148,596	$	- -	$	- -
 (a) The fund had no significant transfers into or out of Level 1, 2, or 3 during the period ended March 31, 2013.

Derivative Financial Instruments
The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statement of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.  There were no unsettled contracts as of the fiscal year end.

The following table sets forth the effect of the option contracts on the Statement of Operations for the period ending March 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain on Derivatives
Forward Currency Contracts	Net realized gain from foreign currency transactions	$ 297

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund will distribute most of its income and realized gains to its shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 2.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
The Fund pays monthly advisory fees to the Advisor based upon the average daily net assets and calculated at an annual rate of 1.20%.  For the initial period ended March 31, 2013, the Fund paid advisory fees in the amount of $85,550.

The Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to make payments to the administrator to the extent that the cost of administering the Fund exceeds the 1.50% of average daily net assets paid by the Fund to the Administrator under its consolidated fee arrangement.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 0.30% if the average daily net assets are under $90 million and gradually decreases to an annual rate of 0.097% once the average daily net assets reach $2.0 billion or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.  The Fund paid $21,387 in administration fees for the initial period ended March 31, 2013.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Administrator, or NCS.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

3.	Purchases and Sales of Investment Securities

For the initial period ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Initial Period	Purchases of Securities	Proceeds from Sales of Securities
October 31, 2012 to March 31, 2013	$ 34,557,080	$ 14,450,742

There were no long-term purchases or sales of U.S Government Obligations during the initial period ended March 31, 2013.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

4.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Fund has reviewed the taxable period that is open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2013, open taxable periods consisted of the taxable period ended March 31, 2013. No examination of the Fund’s tax returns is currently in progress.

Reclassifications to paid in capital relate primarily to differing book/tax treatment of ordinary net investment loss.  For the period ended March 31, 2013, there was a reclassification between capital gains and net investment income of $397.

Distributions during the fiscal year ended were characterized for tax purposes as follows:

March 31, 2013
Ordinary Income	$468,803
Long-term capital gain	-

At March 31, 2013, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$21,070,270

Unrealized Appreciation	571,094
Unrealized Depreciation	(492,768)
Net Unrealized Appreciation	78,326

Undistributed Ordinary Income	487,998
Undistributed Long-Term Gains	35,345

Distributable Earnings	$601,669

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales.

5.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

6.	New Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.”  ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11.  ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards codification.

Management is currently evaluating the impact ASU No. 2011-11 and ASU No. 2013-01 will have on the Fund’s financial statements and disclosures.

7.	Subsequent Events

The Board of Trustees of the Trust approved, on March 11, 2013, a plan to authorize a new class of shares for the Fund designated as Class A Shares.  The Date of Initial Public Investment for the Class A shares was May 16, 2013.  The Fund currently has an unlimited number of authorized shares, which are divided into two classes – Institutional Class Shares and Class A Shares.  Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in ongoing distribution and service fees. The Class A Shares are subject to distribution plan fees, which are calculated at an annual rate of 0.25% of the average daily net assets of the Class A Shares.  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments in addition to the disclosure above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Matisse Discounted Closed-End Fund Strategy and
The Board of Trustees of the Starboard Investment Trust

We have audited the accompanying statement of assets and liabilities of Matisse Discounted Closed-End Fund Strategy (the "Fund"), a series of shares of beneficial interest of the Starboard Investment Trust, including the schedule of investments, as of March 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the period October 31, 2012 (commencement of operations) through March 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statement and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matisse Discounted Closed-End Fund Strategy as of March 31, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the period October 31, 2012 through March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2013

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

1. Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2. Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 800-773-3863.

3.   Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal period ended March 31, 2013.

During the fiscal period, no long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.   Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund’s Board of Trustees on May 29, 2012, the Trustees approved the Investment Advisory Agreement for an initial two-year term.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (iv) the Advisor’s practices regarding brokerage and portfolio transactions; and (v) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Advisor to the Trustees containing information about the advisory firm and its business.  The memorandum provided information about the Advisor’s finances, personnel, services to the Fund, investment advice, fees, and compliance program.  It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services to be provided by the Advisor to the Fund including, without limitation, the Advisor’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor seeks to achieve the Fund’s investment objective by investing in closed-end funds that are trading at substantial discounts to their net asset values.  The Trustees also noted that when selecting investments, the Advisor employs a proprietary research process that uses quantitative information to forecast whether the market discount on a closed-end fund will increase or decrease.  The Trustees further noted that the Fund’s principal executive officer is the President of the Advisor and will serve the Fund without additional compensation from the Fund.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., the Advisor’s Form ADV and descriptions of the Advisor’s business and compliance program), the Board of Trustees concluded that the nature, extent, and quality of the services to be provided by the Advisor were satisfactory and adequate for the Fund.

In considering the investment performance of the Advisor, the Trustees discussed the Advisor’s experience managing investments and reviewed the performance of a closed-end fund strategy run by the Advisor for the previous five years.  The Trustees compared the performance of the closed-end fund strategy with the performance of benchmark indexes, another mutual fund that primarily invests in closed-end funds, and applicable peer group data.  After review of the Advisor’s experience managing other accounts, the Board of Trustees concluded that the investment performance of the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund would be 1.20%.  The Trustees then reviewed the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance programs, policies, and procedures; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the projected asset levels of the Fund; the Advisor’s payment of startup costs for the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.  The Trustees noted that the Advisor directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund’s annual operating expenses.  The Trustees reviewed the financial statements of the Advisor and discussed the financial stability and profitability of the firm.  The Advisor responded to questions about the financial condition of the firm and its principals.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s other clients.  The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the management fee was higher than those of some of the funds and lower than others, and higher than the peer group average.  The Trustees noted that the net expense ratio was higher than the comparable funds and the peer group average.  The Trustees also noted that the Advisor’s typical asset-based fee starts at 1%, although the Advisor collects a higher fee from its private funds, along with an incentive fee.  The Trustees also considered that the Advisor was proposing a unique investment strategy and had been able to identify one other mutual fund that primarily invests in closed-end funds.  Following further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors, the Trustees reviewed the Fund’s fee arrangements with the Advisor.  The Trustees noted that, while the management fee would remain the same at all asset levels, the Advisor had agreed to directly pays for certain Fund expenses under an Operating Plan in order to help limit the Fund’s annual operating expenses.  The Trustees also noted that the Fund’s shareholders would benefit from economies of scale

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

under the Fund’s agreements with service providers other than the Advisor.  Following further discussion of the Fund’s projected asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor’s practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

5.   Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $831.23 during the fiscal period ended March 31, 2013 from the Fund for their services to the Fund and Trust.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 80	Independent Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	23
Independent Trustee of Brown Capital Management Funds for its three series, DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its two series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Giordano Investment Trust for its one series during 2011, and New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Michael G. Mosley Age: 59	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	23	None.
Theo H. Pitt, Jr. Age: 76	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	23
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, and Hanna Investment Trust for its one series (all registered investment companies); previously, Independent Trustee of Hillman Capital Management Investment Trust for its two series from 2000 to 2009, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 59	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	23
Independent Trustee of the following Brown Capital Management Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its two series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 52	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	23	None.
Other Officers
Bryn H. Torkelson Age: 55 4949 Meadows Road Suite 200 Lake Oswego, OR 97035	President (Matisse Discounted Closed-End Fund Strategy)	Since 5/12
President and Chief Investment Officer of Deschutes Portfolio Strategies, LLC (advisor to the Matisse Discounted Closed-End Fund Strategy) since 2010, President of Deschutes Investment Advisors, Inc. (investment management) since 1997.
				n/a	n/a
T. Lee Hale, Jr. Age: 35	Chief Compliance Officer; Assistant Treasurer; Treasurer (Matisse Discounted Closed-End Fund Strategy	Since 7/09, 4/10, and 5/12	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 35	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

6.   Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value October 31, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,062.60	$6.44
	$1,000.00	$1,014.58	$6.29

*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio,    multiplied by 151/365 (to reflect the initial period).

Matisse Discounted Closed-End Fund Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services	Deschutes Portfolio Strategies
116 South Franklin Street	4949 Meadows Road
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Suite 200 Lake Oswego, Oregon 97035
Telephone: 800-773-3863	Telephone: 800-773-3863

World Wide Web @: ncfunds.com	World Wide Web @: ncfunds.com

Item 2.    CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, March 31, 2013, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BrookWeiner, LLC for March 31, 2012 and BBD, LLP for March 31, 2013 (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2012	2013
Crescent Large Cap Macro Fund	$12,000	$11,000
Crescent Mid Cap Macro Fund	n/a	n/a
Crescent Strategic Income Fund	$12,000	$11,000
Matisse Discounted Closed-End Fund Strategy	n/a	$8,400

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2012 and March 31, 2013 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2012	2013
Crescent Large Cap Macro Fund	$1,500	$2,000
Crescent Mid Cap Macro Fund	n/a	n/a
Crescent Strategic Income Fund	$1,500	$2,000
Matisse Discounted Closed-End Fund Strategy	n/a	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended March 31, 2012 and March 31, 2013 were $3,000 and $6,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.      CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer(s) and the Principal Financial Officer(s) have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.      EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By: (Signature and Title)	/s/ J. Philip Bell
Date: June 3, 2013	J. Philip Bell President and Principal Executive Officer The Crescent Funds

By: (Signature and Title)	/s/ Bryn H. Torkelson
Bryn H. Torkelson
Date: June 3, 2013	President and Principal Executive Officer Matisse Discounted Closed-End Fund Strategy

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ J. Philip Bell
Date: June 3, 2013	J. Philip Bell President and Principal Executive Officer The Crescent Funds

By: (Signature and Title)	/s/ Michael W. Nix
Date: June 3, 2013	Michael W. Nix Treasurer and Principal Financial Officer The Crescent Funds

By: (Signature and Title)	/s/ Bryn H. Torkelson
Bryn H. Torkelson
Date: June 3, 2013	President and Principal Executive Officer Matisse Discounted Closed-End Fund Strategy

By: (Signature and Title)	/s/ T. Lee Hale, Jr.
Date: June 3, 2013	T. Lee Hale, Jr. Treasurer and Principal Financial Officer Matisse Discounted Closed-End Fund Strategy